UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023

Amgen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks California	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(805) 447-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Stock Market LLC
2.000% Senior Notes due 2026	AMGN26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance and Sale of Senior Notes

On March 2, 2023, Amgen Inc. (the “Company”) issued and sold $2,000,000,000 aggregate principal amount of the Company’s 5.250% Senior Notes due 2025 (the “2025 Notes”), $1,500,000,000 aggregate principal amount of the Company’s 5.507% Senior Notes due 2026 (the “2026 Notes”), $3,750,000,000 aggregate principal amount of the Company’s 5.150% Senior Notes due 2028 (the “2028 Notes”), $2,750,000,000 aggregate principal amount of the Company’s 5.250% Senior Notes due 2030 (the “2030 Notes”), $4,250,000,000 aggregate principal amount of the Company’s 5.250% Senior Notes due 2033 (the “2033 Notes”), $2,750,000,000 aggregate principal amount of the Company’s 5.600% Senior Notes due 2043 (the “2043 Notes”), $4,250,000,000 aggregate principal amount of the Company’s 5.650% Senior Notes due 2053 (the “2053 Notes”) and $2,750,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2063 (the “2063 Notes” and, together with the 2025 Notes, the 2026 Notes, the 2028 Notes, the 2030 Notes, the 2033 Notes, the 2043 Notes and the 2053 Notes, the “Notes”). The Notes are registered under an effective Registration Statement on Form S-3 (Registration No. 333-269670) (the “Registration Statement”), filed on February 9, 2023, and were issued pursuant to an indenture, dated as of May 22, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, and an officer’s certificate, dated as of March 2, 2023 (the “Officer’s Certificate”), setting forth the terms of the Notes. Net proceeds to the Company from the offering were approximately $23,766,627,500 (“Net Cash Proceeds”), after deducting underwriters’ discounts and estimated offering expenses payable by the Company.

The relevant terms of the Notes are set forth in the Indenture, included as Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on May 22, 2014, and incorporated herein by reference, and the Officer’s Certificate (including the forms of the Notes) attached hereto as Exhibit 4.2 and incorporated herein by reference.

The 2025 Notes will pay interest at the rate of 5.250% per annum, the 2026 Notes will pay interest at the rate of 5.507% per annum, the 2028 Notes will pay interest at the rate of 5.150% per annum, the 2030 Notes will pay interest at the rate of 5.250% per annum, the 2033 Notes will pay interest at the rate of 5.250% per annum, the 2043 Notes will pay interest at the rate of 5.600% per annum, the 2053 Notes will pay interest at the rate of 5.650% per annum and the 2063 Notes will pay interest at the rate of 5.750% per annum, which shall be payable in cash semi-annually in arrears on March 2 and September 2 of each year, beginning on September 2, 2023. The 2025 Notes will mature on March 2, 2025, the 2026 Notes will mature on March 2, 2026, the 2028 Notes will mature on March 2, 2028, the 2030 Notes will mature on March 2, 2030, the 2033 Notes will mature on March 2, 2033, the 2043 Notes will mature on March 2, 2043, the 2053 Notes will mature on March 2, 2053 and the 2063 Notes will mature on March 2, 2063.

The Company plans to use the Net Cash Proceeds to fund its acquisition of Horizon Therapeutics plc (the “Acquisition”) pursuant to the transaction agreement entered into on December 11, 2022 (the “Transaction Agreement”). The offering is not conditioned upon the consummation of the Acquisition; however, if (i) the consummation of the Acquisition does not occur on or before the later of (x) January 31, 2024 or (y) such later date to which the Transaction Agreement as in effect on March 2, 2023 may be extended in accordance with its terms (the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Transaction Agreement is terminated or (iii) the Company otherwise notifies the trustee of the Notes that it will not pursue the consummation of the Acquisition, the Company will be required to redeem the Notes of each series then outstanding, other than the 2063 Notes, at a special mandatory redemption price equal to 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the special mandatory redemption date, as further described in the final prospectus supplement, dated February 15, 2023, filed in connection with the offering of the Notes.

In the event of a change in control triggering event, as defined in the Officer’s Certificate, the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of Notes, plus accrued and unpaid interest, if any. The descriptions of the Indenture, the Officer’s Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officer’s Certificate and the Notes, respectively.

The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, senior in right of payment to all of the Company’s existing and future subordinated indebtedness, effectively subordinated in right of payment to all of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to the Company’s secured obligations, to the extent of the assets securing such obligations.

Permanent Reduction of Bridge Credit Facility

On December 12, 2022, the Company, Citibank, N.A. (“Citibank”), as administrative agent, Bank of America, N.A. (“Bank of America”), as syndication agent, and Citibank and Bank of America as lead arrangers and book runners entered into a bridge credit facility (the “Bridge Credit Facility”) (as filed in our Current Report on Form 8-K on December 12, 2022) providing for borrowings of up to $28.5 billion to finance the Acquisition. The commitments under the Bridge Credit Facility were automatically reduced on December 22, 2022 by the amount of our term loan credit facility (as filed in our Current Report on Form 8-K on December 22, 2022) entered into by the Company, Citibank, as administrative agent, Bank of America, as syndication agent, Citibank, Bank of America, Goldman Sachs Bank USA and Mizuho Bank, Ltd., as lead arrangers and bookrunners, and Goldman Sachs Bank USA and Mizuho Bank, Ltd. as documentation agents providing for (1) a $2,000,000,000 18-month term loan tranche and (2) a $2,000,000,000 3-year term loan tranche.

Following the issuance and sale of the Notes described above, the commitments under the Bridge Credit Facility have been further reduced by the amount corresponding to the Net Cash Proceeds to the Company from the Notes offering.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of May 22, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 22, 2014).

4.2	Officer’s Certificate of the Company, dated as of March 2, 2023, including forms of the Company’s 5.250% Senior Notes due 2025, 5.507% Senior Notes due 2026, 5.150% Senior Notes due 2028, 5.250% Senior Notes due 2030, 5.250% Senior Notes due 2033, 5.600% Senior Notes due 2043, 5.650% Senior Notes due 2053 and 5.750% Senior Notes due 2063.

5.1	Opinion of Latham & Watkins LLP, dated March 2, 2023.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: March 2, 2023	By:	/S/ Justin G. Claeys
	Name:	Justin G. Claeys
	Title:	Vice President, Finance and Treasurer